Exhibit 10.1

AMENDMENT NO. 9

and

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT
dated as of December 29, 2021
relating to the
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of June 4, 2014,
among
TRANSDIGM INC.,
TRANSDIGM GROUP INCORPORATED,
THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,
THE LENDERS PARTY THERETO
and
CREDIT SUISSE AG,
as Administrative Agent and Collateral Agent
___________
CAPITAL ONE, NATIONAL ASSOCIATION
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

[CS&M Ref. No. 5865-797]

AMENDMENT NO. 9 and INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT dated as of December 29, 2021 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).
A.    Pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested that the Persons set forth on Schedule I hereto (the “Additional Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments in the form of additional Extended Dollar Revolving Credit Commitments in an aggregate amount of $50,000,000 (the “Additional Dollar Revolving Credit Commitments”).
C.    The Additional Revolving Credit Lenders are willing to provide the Additional Dollar Revolving Credit Commitments to the Borrower on the Amendment No. 9 Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “2021 Incremental Revolving Commitment Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the establishment of the Additional Dollar Revolving Credit Commitments pursuant hereto and (c) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).
SECTION 2. Revolving Commitment Increase.
(a) Each Additional Revolving Credit Lender hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, to provide an Additional Dollar Revolving Credit Commitment to the Borrower on the Amendment No. 9 Effective Date in an amount equal to the amount set forth opposite such Additional Revolving Credit Lender’s name on Schedule I hereto under the heading “Additional Dollar Revolving Credit Commitment”.
(b) The Additional Revolving Credit Lenders shall constitute “Extended Dollar Revolving Credit Lenders”, “Incremental Revolving Credit Lenders”, “Revolving Credit Lenders” and “Lenders”, the Additional Dollar Revolving Credit Commitments shall constitute “Extended Dollar Revolving Credit Commitments”, and the loans made thereunder shall constitute “Extended Dollar Revolving Loans”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Additional Dollar Revolving Credit Commitments, each Dollar Revolving Credit Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Additional Revolving Credit Lender, and each such Additional Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Dollar Revolving Credit Lender’s participations under the Amended Credit Agreement in outstanding Dollar Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Amended Credit Agreement in Dollar Letters of Credit held by each Dollar Revolving Credit Lender (including each such Additional Revolving Credit Lender) will equal such Lender’s Pro Rata Percentage and (ii) if, immediately prior to the Amendment No. 9 Effective Date, there are any Dollar Revolving Loans outstanding, such Dollar Revolving Loans shall, upon the effectiveness of the Additional Dollar Revolving Credit Commitments, be prepaid from the proceeds of additional Dollar Revolving Loans made under the Amended Credit Agreement (reflecting the increase in the Total Dollar Revolving Credit Commitment), which prepayment shall be accompanied by accrued interest on the Dollar Revolving Loans being prepaid and any costs incurred by any Dollar Revolving Credit Lender in accordance with Section 2.15 of the Amended Credit Agreement.
SECTION 3. Amendments to Credit Agreement. Effective as of the Amendment No. 9 Effective Date, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Amendment No. 9” means Amendment No. 9 and Incremental Revolving Credit Assumption Agreement dated as of December 29, 2021, relating to this Agreement.
“Amendment No. 9 Effective Date” has the meaning assigned to such term in Amendment No. 9.
(b) The last sentence of the term “Extended Dollar Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:
“The aggregate amount of the Extended Dollar Revolving Credit Commitments on the Amendment No. 9 Effective Date is $658,500,000.00.”
(c) The Commitment Schedule to the Credit Agreement is hereby amended to read in its entirety in the form attached as Exhibit A hereto.
SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Revolving Credit Lenders to provide the Additional Dollar Revolving Credit Commitments shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 9 Effective Date”):
(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent and (iii) the Additional Revolving Credit Lenders;

(b) at the time of and immediately after giving effect to the Additional Revolving Credit Commitments, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Amendment No. 9 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “2021 Incremental Revolving Commitment Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;
(c) the Agent shall have received a certificate dated as of the Amendment No. 9 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above;
(d) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Amendment No. 8 Effective Date;
(e) the Agent shall have received, at least three Business Days prior to the Amendment No. 9 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any Additional Revolving Credit Lender at least five Business Days prior to the Amendment No. 9 Effective Date; and
(f) the Agent shall have received reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Additional Revolving Credit Commitments or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Amendment No. 9 Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Amendment No. 9 Effective Date.
The Agent shall notify the Borrower and the Lenders of the Amendment No. 9 Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Additional Revolving Credit Lenders and the Agent that: (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 9 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Amendment No. 9 Effective Date”, the words “Second

Restatement Transactions” shall be deemed to be “2021 Incremental Revolving Commitment Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded; and (c) as of the Amendment No. 9 Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the establishment of the Additional Dollar Revolving Credit Commitments.
SECTION 6. Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule II hereto.
SECTION 7. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 9 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and an “Incremental Revolving Credit Assumption Agreement”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 8. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Additional Dollar Revolving Credit Commitments and the loans and other extensions of credit thereunder); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 9 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.
SECTION 9. Lead Arrangers and Bookrunners. The joint lead arrangers and bookrunners listed on the cover page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. The foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties hereto represents and warrants to the other parties hereto that it has the organizational capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in such party’s constitutive documents.
SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.
SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.
TRANSDIGM INC.
TRANSDIGM GROUP INCORPORATED
ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE, INC.
ANGUS ELECTRONICS CO.
ARKWIN INDUSTRIES, INC.
ARMTEC COUNTERMEASURES CO.
ARMTEC COUNTERMEASURES TNO CO.
ARMTEC DEFENSE PRODUCTS CO.
AUXITROL WESTON USA, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC.
BETA TRANSFORMER TECHNOLOGY CORPORATION
BETA TRANSFORMER TECHNOLOGY LLC
BREEZE-EASTERN LLC
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC
CHELTON AVIONICS, INC.
CHELTON AVIONICS HOLDINGS, INC.
CMC ELECTRONICS AURORA LLC
COBHAM DEFENSE PRODUCTS, INC.
DATA DEVICE CORPORATION
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
ESTERLINE EUROPE COMPANY LLC
ESTERLINE INTERNATIONAL COMPANY
ESTERLINE TECHNOLOGIES CORPORATION
ESTERLINE TECHNOLOGIES SGIP LLC
EXTANT COMPONENTS GROUP HOLDINGS, INC.
EXTANT COMPONENTS GROUP INTERMEDIATE, INC.
HARCOSEMCO LLC
HARTWELL CORPORATION
HYTEK FINISHES CO.
ILC HOLDINGS, INC.
JANCO CORPORATION
JOHNSON LIVERPOOL LLC
KIRKHILL INC.
[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

KORRY ELECTRONICS CO.
LEACH HOLDING CORPORATION
LEACH INTERNATIONAL CORPORATION
LEACH MEXICO HOLDING LLC
LEACH TECHNOLOGY GROUP, INC.
MARATHONNORCO AEROSPACE, INC.
MASON ELECTRIC CO.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE US LLC
NAT SEATTLE INC.
NMC GROUP, INC.
NORDISK AVIATION PRODUCTS LLC
NORTH HILLS SIGNAL PROCESSING CORP.
NORTH HILLS SIGNAL PROCESSING OVERSEAS LLC
NORWICH AERO PRODUCTS, INC.
PALOMAR PRODUCTS, INC.
PEXCO AEROSPACE, INC.
PNEUDRAULICS, INC.
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.
SKANDIA, INC.
SKURKA AEROSPACE INC.
SYMETRICS INDUSTRIES, LLC
SYMETRICS TECHNOLOGY GROUP, LLC
TA AEROSPACE CO.
TACTAIR FLUID CONTROLS, INC.
TDG ESL HOLDINGS INC.
TEAC AEROSPACE HOLDINGS, INC.
TEAC AEROSPACE TECHNOLOGIES, INC.
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC
YOUNG & FRANKLIN INC.
17111 WATERVIEW PKWY LLC

By: /s/ Liza Sabol
Name:     Liza Sabol
Title: Treasurer

[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By: /s/ Liza Sabol
Name:     Liza Sabol
Title: Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By: /s/ Liza Sabol
Name:     Liza Sabol
Title: Chairman of the Board and President

TRANSDIGM UK HOLDINGS, PLC

By: /s/ Liza Sabol
Name:     Liza Sabol
Title: Director

[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By: /s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By: /s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as an Additional Revolving Credit Lender

By: /s/ Peter Nguyen
Name: Peter Nguyen
Title: Vice President

[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Additional Revolving Credit Lender

By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

[Signature Page to Amendment No. 9 and Incremental Revolving Credit Assumption Agreement]

SCHEDULE I

Additional Dollar Revolving Credit Commitments

Additional Revolving Credit Lender	Additional Dollar Revolving Credit Commitment
Capital One, National Association	$25,000,000.00
Wells Fargo Bank, National Association	$25,000,000.00
TOTAL	$50,000,000.00

SCHEDULE II
Post Amendment No. 9 Effective Date Obligations
Within 180 days after the Amendment No. 9 Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” and modification endorsement to the existing Title Insurance Policy (or a new Title Insurance Policy if such endorsements are not available in a jurisdiction where an Existing Mortgage has been recorded), which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.320 S. Church Street, Addison, IL 60101-3750
b.1230 Old Norris Road, Liberty, SC 29657
c.6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109
d.8575 Helms Avenue, Rancho Cucamonga, CA 91730
e.2405 S. 3rd Ave., Union Gap, WA 98903
f.40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716
g.300 East Cypress Street, Brea, CA 92821
h.85-901 Avenue 53, Coachella, CA 92236
i.8127 South 216th Street, Kent, WA 98032
j.28065 Franklin Parkway, Valencia, CA 91355

For the avoidance of doubt, delivery of the foregoing information, documentation and certifications shall satisfy any comparable obligations under any prior Loan Document to the extent such information, documentation and certifications also relate to the Obligations with respect to which such comparable obligations are owed.

EXHIBIT A
Revolving Credit Commitments

Lender	Extended Dollar Revolving Credit Commitment	Extended Multicurrency Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$68,000,000	$17,000,000
Morgan Stanley Senior Funding, Inc.	$64,000,000	$16,000,000
Citigroup Global Markets Inc.	$60,000,000	$15,000,000
Goldman Sachs Bank USA	$60,000,000	$15,000,000
JPMorgan Chase Bank, N.A.	$60,000,000	$15,000,000
Royal Bank of Canada	$60,000,000	$15,000,000
Barclays Bank PLC	$56,000,000	$14,000,000
HSBC Bank USA, N.A.	$44,000,000	$11,000,000
Capital One, N.A.	$57,250,000	$7,750,000
Wells Fargo Bank, N.A.	$57,250,000	$7,750,000
PNC Bank, N.A.	$28,000,000	$7,000,000
Fifth Third Bank, National Association	$24,000,000	$6,000,000
KKR Corporate Lending LLC	$20,000,000	$5,000,000
TOTAL	$ 658,500,000	$ 151,500,000